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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: June 30, 1997

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                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     Ohio                          0-19269                     31-1178151
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(STATE OR OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM  5.          OTHER EVENTS.

         On June 30, 1997, Sun Television and Appliances, Inc., an Ohio corporation (the "Company"), announced that it had completed a sale leaseback transaction for its 800,000 square foot warehouse, office and distribution facility, located in suburban Columbus, Ohio. Under the terms of the agreement, the Company sold the property to Duke Realty Limited Partnership for $20 million, less transaction costs, and signed an initial ten-year lease on the property with renewal options.

         The Company's press release issued June 30, 1997 regarding the sale leaseback is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                       Description

                 99 Press release of Sun Television and Appliances, Inc. issued June 30, 1997, regarding the sale leaseback.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUN TELEVISION AND APPLIANCES, INC.


Date:    July 8, 1997                 By:     /s/ John J. Lynch
                                           --------------------
                                             John J. Lynch, Chief Financial
                                             Officer, Controller, and Treasurer

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                                  EXHIBIT INDEX


Exhibit No.                         Description                          Page

    99            Press release of Sun Television and Appliances,
                  Inc. issued June 30, 1997, regarding the sale leaseback.

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